Final Form RENT THE RUNWAY, INC. SECOND AMENDED AND RESTATED 2021 INCENTIVE AWARD PLAN NOTICE OF PERFORMANCE STOCK UNIT AWARD You have been granted performance stock units (“PSUs”) representing shares of common stock of Rent the Runway, Inc. (the “Company”) on the following terms: Name of Participant: Jennifer Hyman Target Number of PSUs: 1,002,993 Date of Grant: December 16, 2025 Performance Periods: The “First Performance Period” shall comprise the Company’s 2027 fiscal year; the “Second Performance Period” shall comprise the Company’s 2028 fiscal year; and the “Third Performance Period” shall comprise the Company’s 2029 fiscal year (each, a “Performance Period”) Vesting Schedule: The PSUs shall vest upon your satisfaction of both the Performance-Based Vesting Requirements and the Time-Based Vesting Requirements (each, as defined and more fully described in the PSU Agreement) These PSUs are granted under and governed by the terms and conditions of the Company’s Second Amended and Restated 2021 Incentive Award Plan (the “Plan”) and the PSU Agreement, both of which are incorporated into this document. You agree that you have reviewed the Plan, this Notice of PSU Award and the PSU Agreement, you have had an opportunity to obtain the advice of counsel prior to executing this Notice of PSU Award and that you understand the terms of the Plan, this Notice of PSU Award and the PSU Agreement. You agree to accept electronically all documents relating to the Plan or this PSU Award. You further agree to comply with the Company’s insider trading policy in effect from time to time when selling shares of the Company’s common stock. BY ACKNOWLEDGING AND ACCEPTING THIS NOTICE, THE PSU AGREEMENT AND THE PLAN, YOU AGREE TO THE TERMS AND CONDITIONS DESCRIBED IN THESE DOCUMENTS

RENT THE RUNWAY, INC. SECOND AMENDED AND RESTATED 2021 INCENTIVE AWARD PLAN PERFORMANCE STOCK UNIT AGREEMENT Grant of Units Subject to all of the terms and conditions set forth in the Notice of PSU Award, this PSU Agreement (this “Agreement”) and the Plan, the Company has granted to you PSUs in a target amount equal to the Target Number of PSUs as set forth in the Notice of PSU Award. All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Notice of PSU Award or the Plan. Payment for Units No payment is required for the PSUs that you are receiving. Forfeiture of Prior Plan Awards and 2021 Plan Awards You hereby acknowledge and agree that (i) any Award granted to you under a Prior Plan prior to the Closing Date which had not vested or, if vested, had not been exercised or settled as of immediately prior to the Closing and (ii) any Award granted to you under the 2021 Plan prior to the Closing Date which had not vested or, if vested, had not been exercised or settled as of immediately prior to the Closing, shall be forfeited in their entirety, effective as of immediately following the Closing (the “Forfeited Awards”), and you shall cease to have any further rights with respect to the Forfeited Awards effective as of immediately following the Closing. Vesting Schedule Except as otherwise set forth in this Agreement or the Plan, the PSUs granted to you hereunder shall vest upon your satisfaction of both (i) the Performance-Based Vesting Requirement, and (ii) the Time-Based Vesting Requirement. Performance-Based Vesting Requirement Except as set forth in the section of this Agreement entitled “Effect of a Change in Control,” the number of PSUs that shall satisfy the Performance-Based Vesting Requirement and be deemed “Earned PSUs” with respect to each Performance Period shall be equal to (i) one-third of the Target Number of PSUs, multiplied by (ii) the Earned PSU Percentage (as determined in accordance with Appendix I hereto). Time-Based Vesting Requirement Except as otherwise set forth in the sections of this Agreement entitled “Forfeiture” or “Effect of a Change in Control,” the Time-Based Vesting Requirement shall be satisfied with respect to any PSUs that are Earned PSUs as of immediately following the last day of the Third Performance Period (the 2

“Vesting Date”) and such Earned PSUs shall vest as of the Vesting Date (i.e., January 31, 2030) (the “Vested PSUs”). Forfeiture Subject to the following paragraph of this section and the section of this Agreement entitled “Effect of a Change in Control,” (i) in the event of your Termination of Service for any reason prior to the Vesting Date, all of your PSUs granted under this Agreement shall be forfeited in their entirety as of the date of your Termination of Service (meaning that any PSUs that have not vested under this Agreement, including any Earned PSUs, will be cancelled immediately), and (ii) you will receive no payment for any PSUs, including any Earned PSUs, that are forfeited in accordance with this Agreement. Notwithstanding anything to the contrary set forth in the immediately preceding paragraph, (i) in the event of your Termination of Service due to your death or disability, by the Company without Cause (as defined below), or your resignation for Good Reason (as defined below) at any time prior to the Vesting Date, then any PSUs which are Earned PSUs as of the date of your Termination of Service shall, as of the date of your Termination of Service, be deemed Vested PSUs, and (ii) in the event of your Termination of Service by the Company without Cause or upon your resignation for Modified Good Reason (as defined below) on or after February 1, 2027, then a number of PSUs shall become Vested PSUs equal to the Target Number of PSUs for the Performance Period in which your Termination of Service occurs, multiplied by the applicable Earned PSU Percentage for such Performance Period, pro-rated for the number of days that you were employed by the Company during such Performance Period. Any PSUs that do not become Vested PSUs in accordance with this paragraph in connection with your Termination of Service shall be forfeited in their entirety in connection with your Termination of Service. The Company shall determine in good faith when your Termination of Service occurs for all purposes of your PSUs. For purposes of this Agreement, “Cause” and “Good Reason” shall have the meanings set forth in your amended and restated employment agreement with the Company, as most recently amended on August 20, 2025 (the “Employment Agreement”). For purposes of this Agreement, “Modified Good Reason” shall mean any of the following events that occur without 3 your prior written consent: (A) any material diminution of your Salary or Target Bonus opportunity (as defined in your Employment Agreement); (B) the occurrence of a MIP Failure Breach (as defined in your Employment Agreement), (C) prior to a Change of Control, you no longer report directly and exclusively to the Board, and on and after a Change of Control, you no longer directly report to the person or body having direct authority over the Company analogous to that of the Board prior to the Change of Control; (D) prior to a Change of Control, any change in your titles as Chief Executive Officer and Co-Founder of the Company, or appointment of another individual to the same title; or (E) any material diminution in your duties; provided that, in each case, you notify the Company in writing within 90 calendar days after first becoming aware of an event constituting Modified Good Reason, describing in detail the event claimed to constitute Modified Good Reason, and, unless the Company retracts and/or rectifies the claimed event constituting Modified Good Reason within 30 calendar days following the Company’s receipt of such notice from you (the “Cure Period”), you terminate your employment during the 30-day period immediately following the end of the Cure Period. If you do not terminate your employment during such 30-day period, then you may not terminate your employment for Modified Good Reason as a result of such event. Effect of a Subsequent Change in Control The treatment of the PSUs granted under this Agreement upon a Change in Control following the Closing Date (a “Subsequent Change in Control”) is set forth in Appendix II of this Agreement. Settlement of Units The Vested PSUs will be settled in Shares (i) with respect to any Vested PSUs which relate to either the First Performance Period or the Second Performance Period, as soon as administratively practicable after the Vesting Date, but no later than 60 days after the Vesting Date, (ii) with respect to any Vested PSUs which relate to the Third Performance Period, within 60 days of the date that the Company’s audited financial statements for the Company’s 2029 fiscal year are completed, but no later than December 31, 2030, (iii) with respect to any Vested PSUs which vest upon your Termination of Service in accordance with the second paragraph of the section of this Agreement entitled “Forfeiture,” within 60 days after the date of your Termination of Service (or, in the case of any Vested PSUs that vest pursuant to clause (ii) of such paragraph, within 60 days of certification of performance for the applicable Performance Period (but no later than 4

December 31 of the year in which the applicable Performance Period ends)), and (iv) with respect to any Vested PSUs which vest upon a Subsequent Change in Control in accordance with Appendix II, no later than 60 days following the Subsequent Change in Control. However, the Company may delay any payment if such payment would violate applicable laws and, in such case, payment will be delayed until the earliest date on which the payment would not cause a violation of laws, provided that the delay will not result in an imposition of taxes under Section 409A of the Internal Revenue Code (“Section 409A”). At the time of settlement, you will receive one Share for each Vested PSU. No fractional Shares will be issued upon settlement. Section 409A The PSUs are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A. Further, if the Company determines that you are a “specified employee,” as defined in the regulations under Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h) and it is determined that settlement of these PSUs is not exempt from Section 409A, then any PSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death. Each installment of PSUs is hereby designated as a separate payment for purposes of Section 409A. Nature of Units / Limitation on Your Rights Your PSUs are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Shares with respect to your PSUs on a future date, and this Agreement may not be construed as creating a trust. As a holder of PSUs, you have no rights other than the rights of a general unsecured creditor of the Company. Neither the Plan nor any underlying program, in and of itself, has any assets. Stockholder Rights You, or your estate heirs, have no rights as a stockholder of the Company unless and until your PSUs are settled in accordance with the terms of this Agreement by issuing you Shares. 5

Transfer of PSUs You cannot transfer or assign the PSUs. For instance, you may not sell the PSUs or use it as security for a loan. If you attempt to do any of these things, the PSUs will immediately become invalid. You may, however, dispose of the PSUs in your will or by means of a written beneficiary designation; provided, however, that your beneficiary or a representative of your estate acknowledges and agrees in writing in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if the beneficiary of the estate were you. Withholding Taxes No stock certificates (or their electronic equivalent) will be distributed to you unless you have paid any withholding taxes that are due as a result of the vesting or settlement of the PSUs. These arrangements include payment in cash, your personal check or arranging for a wire transfer. With the Administrator’s consent, these arrangements may also include (a) payment from the proceeds of the sale of Shares through a Company-approved broker, (b) withholding Shares that otherwise would be issued to you when the PSUs are settled with a Fair Market Value no greater than the maximum amount required to be withheld by law, (c) surrendering Shares that you previously acquired with a Fair Market Value no greater than the maximum amount required to be withheld by law, or (d) any combination of the foregoing. The Fair Market Value of withheld or surrendered Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the withholding taxes. If you fail to make timely payment of withholding taxes in connection with the settlement of the PSUs, the Company has the right to satisfy all or any portion of the withholding taxes by withholding Shares otherwise issuable upon settlement of the PSUs. Restrictions on Resale You agree not to sell any Shares issued upon settlement of the PSUs at any time when such sale is prohibited by applicable law, any Company policy applicable to the Company’s directors or executive officers generally, or any agreement between the Company and its underwriters. This restriction will apply as long as your service with the Company or a Subsidiary continues and for a period of time (not to exceed 90 days or, if longer, such other period as required by applicable law) after your Termination of Service as may be specified by the Company. 6

Retention Rights Your award of PSUs or this Agreement does not give you the right to be retained by the Company, or any parent or Subsidiary of the Company, in any capacity. The Company and its parents and Subsidiaries reserve the right to terminate your service at any time, with or without cause. Adjustments Upon the occurrence of certain events as provided in Article VIII of the Plan, the number of PSUs, any Performance Metrics (as defined in Appendix I) or Share price hurdles set forth in Appendix II covered by this award will be equitably adjusted, modified or terminated pursuant to the Plan. Effect of Significant Corporate Transactions If the Company is a party to a merger, consolidation, or certain change in control transactions, then your PSUs will be subject to the applicable provisions of Article VIII of the Plan; provided that Section 8.2(f) of the Plan (or any similar provision) will not be applied to the PSUs. Recoupment Policy This award, and the Shares acquired upon settlement of this award, shall be subject to any Company recoupment or clawback policy in effect on the date hereof or that is required by law to be adopted after the date hereof, including the Company’s Policy Relating to Recovery of Erroneously Awarded Compensation. Applicable Law This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions). The Plan and Other Agreements The text of the Plan is incorporated in this Agreement by reference. In the event the terms of this Agreement limit, modify or address an area of discretion or otherwise conflict with the Plan, the terms of this Agreement will control. The Plan, this Agreement and the Notice of PSU Award constitute the entire understanding between you and the Company regarding these PSUs. Any prior agreements, commitments or negotiations concerning these PSUs are superseded. To the extent permitted by the Plan, this Agreement may be amended or otherwise suspended or terminated at any time by the Administrator or the Board; provided, that no amendment, suspension or modification may adversely affect the PSUs in any material respect without the prior written consent of the Participant. In the event that any provision of the Notice of PSU Award or this Agreement is 7 held invalid or unenforceable, then the applicable provision will be severable from, and any invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Notice of PSU Award or this Agreement. By Acknowledging and Accepting this Agreement, you agree to all of the  terms and conditions described above and in the Plan. By: /s/ Jennifer Hyman  Jennifer Hyman        Date: December 16, 2025  8

Appendix I Performance-Based Vesting Requirement Earned PSU Percentage The “Earned PSU Percentage” shall mean an aggregate percentage equal to the Actual Performance Percentage achieved with respect to each Performance Metric established in respect of the applicable Performance Period. Actual Performance Percentage With respect to each Performance Metric established for the applicable Performance Period, the “Actual Performance Percentage” shall be equal to the Performance Metric Weight (as defined below) corresponding to the applicable Performance Metric, multiplied by (i) in the event that a level of performance below Threshold Performance (as defined below) is achieved, 0%, (ii) in the event that Threshold Performance (as defined below) is achieved, 50%, (iii) in the event that Good Performance (as defined below) is achieved, 100%, (iv) in the event that Better Performance (as defined below) is achieved, 150% or (v) in the event that Best Performance (as defined below) is achieved, 200%. If the Company’s actual performance with respect to any Performance Metric is between the performance levels set forth above, then linear interpolation shall be used to determine the number of PSUs that will become Earned PSUs with respect to the applicable Performance Metric for the Performance Period. Determination of Performance Levels With respect to each Performance Period, “Threshold Performance,” “Good Performance,” “Better Performance” and “Best Performance” for each Performance Metric shall be determined by the Board, in good faith, and communicated to you in writing no later than 90 days following the first day of each Performance Period (the “Design Period”). Threshold Performance is expected to correspond to 85% of Good Performance, “Good Performance” is expected to be equal approximately 20% below the Board-approved budget for the applicable Performance Period, “Better Performance” is expected to be equal to the Board-approved budget for the applicable Performance Period, and “Best Performance” is expected to be equal approximately 20% above the Board-approved budget for the applicable Performance Period. Performance Metrics During the Design Period, the Board shall, in good faith, establish performance metrics for the applicable Performance Period, which shall be financial metrics based on the Company’s Board-approved budget for the applicable 9

Performance Period (any such performance metric, a “Performance Metric”). If the Board establishes more than one Performance Metric for any Performance Period, then (i) the Board shall set the percentage of PSUs eligible to become Earned PSUs in respect of each Performance Metric for the applicable Performance Period (the “Performance Metric Weight”) at the same time the Board establishes the Performance Metrics applicable to the corresponding Performance Period, and (ii) the Actual Performance Percentage applicable to each Performance Metric shall be determined independently. 10

Appendix II Effect of a Subsequent Change in Control Effect of a Subsequent Change in Control Upon a Subsequent Change in Control, (i) any PSUs that are, as of the date of such Change in Control, Earned PSUs shall remain outstanding and become Vested PSUs if you remain employed by the Company through the Vesting Date, subject to the second paragraph of the section of the Agreement entitled “Forfeiture,” (ii) if the price per Share received by the Company’s stockholders in connection with such Change in Control is less than $6.92, then all PSUs related to any Performance Period that was, as of the date of such Change in Control, incomplete or had not yet commenced (any such Performance Period, an “Incomplete Performance Period”) shall be forfeited in their entirety, effective as of the date of such Change in Control, (iii) if the price per Share received by the Company’s stockholders in connection with such Change in Control is at least $6.92 but less than $13.84, then the Target Number of PSUs subject to each Incomplete Performance Period shall, as of the date of such Change in Control, be deemed Earned PSUs and become Vested PSUs if you remain employed by the Company through the Vesting Date, subject to the second paragraph of the section of the Agreement entitled “Forfeiture,” and (iv) if the price per Share received by the Company’s stockholders in connection with such Change in Control is (A) at least $13.84 but lower than $20.76, then (x) 100% of the Prorated Number of PSUs subject to each Incomplete Performance Period shall, as of the date of such Change in Control, be deemed Vested PSUs, and (y) 100% of the remaining PSUs subject to each Incomplete Performance Period shall, as of the date of such Change in Control, be Earned PSUs, (B) at least $20.76 but lower than $27.67, then (x) 150% of the Prorated Number of PSUs subject to each Incomplete Performance Period shall, as of the date of such Change in Control, be deemed Vested PSUs, and (y) 150% of the remaining PSUs subject to each Incomplete Performance Period shall, as of the date of such Change in Control, be Earned PSUs or (C) at least $27.67, then (x) 200% of the Prorated Number of PSUs subject to each Incomplete Performance Period shall, as of the date of such Change in Control, be deemed Vested PSUs, and (y) 200% of the remaining PSUs subject to each Incomplete Performance Period shall, as of the date of such Change in Control, be Earned PSUs. For the avoidance of doubt, (i) any PSUs that become Earned PSUs but not Vested PSUs pursuant to clause (iv) of the 11 immediately preceding paragraph shall remain outstanding following a Subsequent Change in Control and become Vested PSUs if you remain employed by the Company through the Vesting Date, subject to the second paragraph of the section of the Agreement entitled “Forfeiture” and (ii) linear interpolation shall be applied between the Share price hurdles in determining the Prorated Number of PSUs eligible to become Vested PSUs in accordance with clause (iv) of the immediately preceding paragraph. For purposes of this Agreement, the “Prorated Number of PSUs” shall mean a number of PSUs equal to the Target Number of PSUs for the applicable Performance Period multiplied by a fraction (1) the numerator of which is the number of days from the Closing through the date of a Subsequent Change in Control, and (2) the denominator of which is the total number of days from the Closing through the last day of the third Performance Period. The following explanatory calculations are for illustrative purposes only and assume that (i) the Closing Date occurs on October 28, 2025, (ii) the Target Number of PSUs granted under this Agreement is equal to 300 (i.e., 100 PSUs per Performance Period), (iii) Good Performance is achieved with respect to the First Performance Period, (iv) a Subsequent Change in Control occurs on the first day of the Second Performance Period (i.e., on February 1, 2028), and (v) the price per Share received by the Company’s stockholders in connection with the Subsequent Change in Control is equal to $20.76: (A) with respect to the First Performance Period, 100 Earned PSUs (i.e., the number of PSUs earned with respect to the First Performance Period (based on Good Performance)) shall remain outstanding and eligible to become Vested PSUs (subject to the terms of this Agreement); (B) with respect to the Second Performance Period, 80 PSUs (i.e., 150% of the Prorated Number of PSUs (100 x (826 / 1,556)) shall be deemed Vested PSUs and 70 PSUs shall be Earned PSUs and remain outstanding and eligible to become Vested PSUs (subject to the terms of this Agreement); and (C) with respect to the Third Performance Period, 80 PSUs (i.e., 150% of the Prorated Number of PSUs (100 x (826 / 1,556)) shall be deemed Vested PSUs and 70 PSUs shall be Earned PSUs and remain outstanding and eligible to become Vested PSUs (subject to the terms of this Agreement). 12